Investor Presentation

Q1 **2021**

PRIME MERIDIAN
HOLDING COMPANY

Forward Looking Statements

This Presentation, including information incorporated herein by reference, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We do not have a policy of updating or revising forward looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on our operations and the operations of our subsidiary, Prime Meridian Bank, include, but are not limited to, changes in:

- risk factors named in the Prospectus
- general economic conditions
- legislative/regulatory changes
- monetary and fiscal policies of the U.S. Government
- the quality and composition of our loan or investment portfolios
- competition
- demand for loan and deposit products
- demand for financial services in our primary trade area
- litigation, tax, and other regulatory matters
- accounting principles and guidelines
- other economic, competitive, governmental, regulatory, or technological factors affecting us

The factors listed above should not be construed as exhaustive. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, and other reports and statements Prime Meridian Holding Company has filed with the Securities and Exchange Commission which are available at its website (www.sec.gov). We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

About Non-GAAP Financial Measures

Certain of the financial measures and ratios we present including "pre-tax, pre-provision (PTPP) operating earnings," "PTPP return on average common equity," "PTPP return on average assets," and "adjusted average loan yield" are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to those financial measures and ratios as "non-GAAP financial measures." We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results.

We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present, and future periods.

These non-GAAP measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures is included at the end of the financial statement tables.

GLOSSARY OF NON-GAAP RECONCILIATIONS AND TERMS

Throughout this Presentation we may use non-GAAP numbers to supplement the evaluation of our performance. The items noted below with an asterisk "*" are considered non-GAAP. These non-GAAP financial measures should not be considered alternatives to GAAP-basis financial statements, and other bank holding companies may define or calculate these non-GAAP measures or similar measures differently. Reconciliations of those non-GAAP measures to the comparable GAAP measure are included in the Appendix to this Presentation. The earnings release, financial tables and supporting documents can be found on our Investor Relations website at investors.primemeridianbank.com.

- Q1-20 or Q1 2020 – First Quarter of 2020
- Q2-20 or Q2 2020 – Second Quarter of 2020
- Q3-20 or Q3 2020 – Third Quarter of 2020
- Q4-20 or Q4 2020 – Fourth Quarter of 2020
- Q1-21 or Q1 2021 – First Quarter of 2021
- 2020Y – Fiscal Year 2020
- Annualized – Calculated to reflect a rate based on a full year
- ALLL – Allowance for loan losses
- CAGR – Compound annual growth rate
- CECL – Current Expected Credit Losses (new accounting standard effective 1/1/2020)
- COF – Cost of funds
- COVID-19 – Pandemic-related virus
- CRE – Commercial real estate
- *Efficiency ratio – ratio of noninterest expense to sum of total net interest income and noninterest income
- FTE – Full time equivalent
- GAAP – Generally accepted accounting principles
- MM – Dollars in millions
- NPA – Nonperforming assets
- NPL – Nonperforming loans
- Operating - Financial measure excluding nonoperating items
- OTCQX – OTC Exchange
- PMB – Prime Meridian Bank
- PMHG – Prime Meridian Holding Company
- PPP – SBA's Paycheck Protection Program related to COVID-19
- PTPP – Pre-tax pre-provision
- Q over Q – Quarter over quarter
- ROAA – Return on average assets
- ROAE – Return on average equity
- ROTCE – Return on total common equity ratio (common shareholders' equity less intangible assets divided by total assets less intangible assets)
- SBA – Small Business Administration
- TE – Taxable equivalent (calculated using the current statutory federal tax rate)

Company Profile

Q1 2021 Overview

Ticker	PMHG (OTCQX)
Market Capitalization	$62.5 million (as of 3/31/2021)
Price / TBV[1]	102.2% (as of 3/31/2021)
Assets	$720.9 Million
Loans, net	$480.8 Million
Deposits	$651.4 Million
Shareholders' Equity	$61.1 Million
NPAs [2]/ Assets	0.11%
Leverage Ratio (Company)	9.00%
Leverage Ratio (Bank)	9.07%
Shares Outstanding	3,124,794
Institutional Ownership	Less than 25%
Bank Website	www.PrimeMeridianBank.com
Investor Website	Investors.PrimeMeridianBank.com


AL
GA
FL
North Atlantic Ocean
Gulf of Mexico
Tallahassee
Crawfordville
Lakeland

LOCATIONS BY COUNTY
Leon (2)
Polk (1)
Wakulla (1)

Data as of 3/31/2021

INVESTMENT CONSIDERATIONS

Financial	✓ History of profitable growth driven by strong organic loan growth and strategic management of cost of funds ✓ Continued emphasis on expense management and improved operating efficiency ✓ Continued growth of noninterest income revenue sources, namely mortgage banking and debit card/ATM fees
Credit Quality	✓ Corporate banking style underwriting philosophy within community banking model ✓ Conservative risk culture with focus on credit, interest rate and compliance risk management ✓ Long history of disciplined credit process and strong asset quality. NPAs/Total Assets of 0.11% at 3/31/2021(1)
Capital and Liquidity	✓ Tier 1 Leverage of 9.07% (Bank) ✓ Tangible book value per share of $19.56, up 9.4% from a year ago ✓ Current liquidity position and access to capital provides capacity for additional growth and loan funding
Growth and Strategy	✓ Personalized client service guided by core values ✓ Operating in attractive growth markets (North and Central Florida) ✓ Targeting additional locations in North/Central Florida, South Georgia, and South Alabama
Experienced Local Management Team	✓ Energetic and experienced management team ✓ Strong credibility with regulators and investors ✓ Meaningful insider ownership is aligned with shareholder interest

(1)Source: internal company documents as of 3/31/2021

Profile | Management Team

- ✓ Experienced management team with proven track record of franchise growth and development
- ✓ Community leaders who know their clients
- ✓ History of profitable bank operations



Sammie D. Dixon, Jr.

Vice Chairman, President and Chief Executive Officer
Age: 51 | 24 years banking experience (14 years with PMB)



Chris L. Jensen, Jr.

Executive Vice President and Chief Lending Officer
Age: 64 | 42 years banking experience (13 years with PMB)



Susan Payne Turner

Executive Vice President and Chief Risk Officer
Age: 54 | 39 years banking experience (8 years with PMB)



Monté L. Ward

Executive Vice President and Chief Information Officer
Age: 39 | 17 years experience in banking and information security (10 years with PMB)



Clint F. Weber

Executive Vice President and Chief Financial Officer
Age: 39 | 17 years banking and credit experience (8 years with PMB)

Company Personnel

- ✓ **Employees, Management and Director Ownership: 23.6%**
- ✓ **Prime Meridian Bank Employees Who Own PMHG: 39.9%**
- ✓ **Average Age**
  - Entire Team[1] 40.5
  - Executive Officers 49.4
  - All Officers 47.7

(1) 88 FTEs

Data as of 3/31/2021

Who we are. What we stand for.

MISSION	Building bankers to serve our clients and community in order to optimize shareholder value.
PURPOSE	Banking done right, right away.
CORE VALUES	• **Passion** – level of intense excellence and commitment beyond simply meeting requirements • **Grace** – high level of service with courtesy and compassion • **Integrity** – doing the right thing because it's the right thing to do • **Tenacity** – culture of looking at new ideas, tackling challenges and overcoming obstacles • **Accountability** – personally accepting full and ultimate responsibility as well as holding one another accountable

CORPORATE CULTURE

A Different Banking Model

- ✓ Prime Meridian Bank promotes and maintains a culture of openness and transparency to encourage exposure of team members to all aspects of banking.
- ✓ Team members, executive officers and board members interact to resolve issues without the typical top/down or bottom/up paths.



PRIME MERIDIAN BANK
Let's think of a few good reasons why it CAN be done!

SEMINOLE 100

2018, 2019, 2020, 2021
Seminole 100 recognizes the 100 fastest-growing FSU alumni-owned businesses as recognized by The Jim Moran Institute For Global Entrepreneurship at FSU's College of Business, the FSU Alumni Association and EY

5 Star Rating
43 consecutive quarters by Bauer Financial, the nation's leading bank rating and research firm

Tallahassee Magazine's 2020 BEST of Tallahassee

Voted by readers of Tallahassee Magazine 2018, 2020

AMERICAN BANKER
BEST BANKS TO WORK FOR 2020
Annually since 2015

Net Interest Drivers

(dollars in millions and represents actual period-ending balance)

Average Securities Yield


2.42%
2.52%
1.94%
1.78%
1.67%
$71.0
$66.9
$61.1
$61.9
$58.9
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21

Average Loan Yield


4.95%
4.76%
4.73%
4.64%
4.51%
$362.4
$361.1
$383.2
$409.9
$402.1
Q1-20
Q2-20 Adjusted(1)
Q3-20 Adjusted(1)
Q4-20 Adjusted(1)
Q1-21 Adjusted(1)

Loans

Loans (Adjusted)[1]

Securities

[1] See Non-GAAP Reconciliation on Page 25

Average Cost of Interest-Bearing Liabilities


1.04%
0.74%
0.71%
0.61%
0.50%
$368.1
$390.0
$404.8
$418.6
$459.1
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21

Average Cost of Funds


0.81%
0.55%
0.51%
0.44%
0.36%
$106.2
$146.5
$150.5
$162.0
$193.1
$368.1
$390.0
$404.8
$418.6
$459.1
Q1-20
Q2-20
Q3-20
Q4-20
Q1-21

Noninterest-Bearing Deposits

Interest-Bearing Liabilities

Source: S&P Global and internal company documents

Building Franchise Value

Total Assets (in millions)



CAGR – 22.5%
$304
$347
$402
$501
$647
$721
2016
2017
2018
2019
2020
Q1-21

Total Loans (in millions)



CAGR – 19.3%
$225
$253
$293
$338
$477
$481
2016
2017
2018
2019
2020
Q1-21

Total Deposits (in millions)



CAGR – 22.5%
$275
$298
$349
$438
$581
$651
2016
2017
2018
2019
2020
Q1-21

Cost of Funds (percent)



0.33
0.41
0.70
0.89
0.56
0.36
2016
2017
2018
2019
2020
Q1-21

Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

Building Shareholder Value

Total Common Equity (in millions)



CAGR – 21.1%
$27
$47
$51
$56
$60
$61
2016
2017
2018
2019
2020
Q1-21

Net income (in thousands)



$2,817
$4,042
$3,542
$4,458
$716
$2,234
2017
2018
2019
2020
Q1-20
Q1-21

Book Value Per Share



CAGR – 9.1%
$13.51
$15.06
$16.19
$17.51
$19.32
$19.56
2016
2017
2018
2019
2020
Q1-21

Earnings Per Share (Basic)



$1.04
$1.29
$1.12
$1.42
$0.22
$0.72
2017
2018
2019
2020
Q1-20
Q1-21

Notes: Prime Meridian raised $12.8 million in 2008; just over $2.0 million in December, 2010 through warrants; $5.4 million in our stock offering concluded December 31, 2014, $18.0 million in our stock offering concluded May 15, 2017, and just under $1.0 million through a Private Placement Offering concluded September 25, 2019. During the first quarter of 2020, the Company repurchased 82,784 shares for $1.2 million. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

Disciplined Credit Processes
(in thousands)

Granular Portfolio – Lending Exposure Limits

Concentration limits set for primary segments of the portfolio.

Internal company data as of 3/31/2021

✓ Secured Legal Limit – Bank	$ 15,322
✓ Secured In-House Limit	$ 6,000
✓ Top 20 Relationships	$ 111,929

STRUCTURE

- Decentralized underwriting for strong and responsive relationship management
- Centralized approval structure, with all requests published to senior approving officers
- Bi-weekly Directors' Loan Committee meetings
- Centralized document preparation and servicing outside of loan production

PROCESS

- Corporate-banking style underwriting philosophy, within a community banking model
- Monthly post-approval meetings to educate relationship managers
- Monthly reviews of all criticized assets
- Regular external third-party loan reviews

POLICY

- Ongoing review of and enhancements to credit policy
- Monthly reviews of portfolio limits and concentrations
- FASB approved CECL implementation delay until January 2023 for small SEC-filing institutions

CRE COMMITMENTS & EXPOSURE

(dollars in thousands)

- ✓ As part of its overall risk management program, Prime Meridian Bank pursues a program of controlled growth in its Commercial Real Estate (CRE) portfolio and maintains its CRE exposure within regulatory guidelines

Total Risk Based Capital - Bank	**$**	**66, 878**
Total Loans	**$**	**488,795**

Commercial Real Estate Loans		**Funded**		**Committed**	**Committed as % of Capital**	**Funded % of Portfolio**
Construction, Land Development, and Other	$	47,632	$	69,764	104.32 %	9.75 %
Multifamily		22,704		23,260	34.78 %	4.65 %
Nonfarm Nonresidential		130,725		134,255	200.75 %	26.75 %
Less: Improved Owner-Occupied CRE		(63,947)		(65,848)	(98.46) %	(13.08) %
Total - Bank	**$**	**137,114**	**$**	**161,431**	**241.38 %**	**28.05 %**

Source: internal company documents as of 3/31/2021

PRIME MERIDIAN HOLDING COMPANY

LOAN PORTFOLIO

- ✓ Total net loans of **$480.8** million
- ✓ Prime Meridian Bank's strong relationship with the local business community is reflected in its composite mix of Commercial Loans at 13% of total loans (29% including PPP Loans)

Loans (in thousands)

Real Estate Mortgage Loans		
Commercial Real Estate (CRE)	$	133,240
Residential Real Estate and HELOC		160,622
Construction		45,175
Total Real Estate Mortgage		339,037
Commercial		65,123
PPP		78,625
Consumer and Other		6,010
Total Loans		488,795
Deferred Loan Fees, Net		(1,926)
Less: ALLL		(6,097)
Loans, Net	$	**480,772**

Source: internal company documents as of 3/31/2021



Loan Portfolio Composite Comparison
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
28%
33%
9%
16%
13%
1%
29%
38%
11%
20%
2%
26%
43%
10%
19%
2%
32%
38%
11%
17%
2%
March 31, 2021
March 31, 2020
March 31, 2019
March 31, 2018
Commercial Real Estate (CRE)
Residential Real Estate and HELOC
Construction
PPP
Commercial
Consumer and Other

Residential Loan Portfolio

Residential Loans (in thousands)

Residential Real Estate and HELOC		
1-4 Owner-Occupied & HELOC	$	88,416
1-4 Non-Owner-Occupied		47,291
Multifamily		24,915
Total	**$**	**160,622**

Source: internal company documents as of 3/31/2021



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
55%
57%
57%
57%
29%
28%
28%
26%
16%
15%
15%
17%
March 31, 2021
March 31, 2020
March 31, 2019
March 31, 2018
Residential Loan Portfolio Composite Comparison
1-4 Owner-Occupied & HELOC
1-4 Non-Owner-Occupied
Multifamily

CORE FUNDING

- ✓ Company's deposit franchise is comprised of 30% noninterest-bearing deposits
- ✓ Year-to-date Cost of Funds of **0.36%** is in line with the Company's Southeast peers[(1)] and is a key driver of franchise value

Deposits (in thousands)

Noninterest-Bearing	$ 193,061
Money Market Accounts	264,544
NOW	120,211
Savings	21,658
Time Deposits	51,955
Total	**$ 651,429**

(1) Southeast peers: a peer group of 28 publicly traded banks in AL, AR, FL, GA, MS, NC, SC, TN, VA, WV with total assets between $500 million – $1 billion for the quarter ended 3/31/2021.

Source: internal company documents as of 3/31/2021



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
30%
41%
18%
3%
8%
22%
42%
18%
3%
15%
22%
48%
15%
3%
12%
24%
51%
15%
3%
7%
March 31, 2021
March 31, 2020
March 31, 2019
March 31, 2018
Core Funding Composite Comparison
Noninterest-Bearing
Money Market
NOW
Savings
Time Deposits

NONPERFORMING LOANS BY TYPE

- ✓ NPAs excluding restructured loans to total assets decreased to 0.11% at 3/31/2021 compared to 0.19% at 12/31/2020 and 0.57% at 3/31/2020
- ✓ ALLL / Total loans ratio of 1.49%[1][2]
- ✓ ALLL / Nonperforming Loans (NPL) ratio of 765%[2]

(1) Includes $229,000 of specific reserves and $690,000 in unallocated reserves
(2) Excludes $78.6MM in PPP Loans

Nonperforming Assets (in thousands)

Nonperforming Loans	
Residential & Home Equity	$ 471
Commercial	326
Total Nonperforming Loans	797
Total Nonperforming Assets	**$ 797**

Source: internal company documents as of 3/31/2021



Commercial 41%
NPA Composition as of 3/31/21
Residential & Home Equity 59%

Deposit Market Share

Institution (ST)	Type	2020 Rank		2019 Rank	2020 Total Market Share (%)	2019 Total Market Share (%)	YoY Deposit Growth 2020 (%)	5-Year Deposit CAGR 2020 (%)
Leon, FL								
Truist Bank (NC)	Bank	1	-	1	24.21	27.95	(4.83)	6.54
Wells Fargo Bank NA (SD)	Bank	2	-	2	15.72	15.33	12.66	17.33
Capital City Bank (FL)	Bank	3	-	3	13.95	13.68	11.97	9.02
Bank of America NA (NC)	Bank	4	-	4	13.22	12.78	13.58	9.05
Regions Bank (AL)	Bank	5	-	5	6.66	5.01	45.85	11.87
Prime Meridian Bank (FL)	**Bank**	**6**	▲	**7**	**5.46**	**4.58**	**31.09**	**17.45**
Hancock Whitney Bank (MS)	Bank	7	▼	6	4.96	4.67	16.82	13.95
First A National Banking Association (MS)	Bank	8	▲	10	4.45	4.79	1.89	3.40
Synovus Bank (GA)	Bank	9	▼	8	4.43	4.44	9.55	6.64
Centennial Bank (AR)	Bank	10	▼	9	3.99	3.77	16.43	0.93
Polk, FL								
Prime Meridian Bank (FL)	**Bank**	**16**	-	**16**	**0.23**	**0.08**	**215.49**	-
Wakulla, FL								
Centennial Bank (AR)	Bank	1	-	1	66.53	62.42	43.86	30.16
Prime Meridian Bank (FL)	**Bank**	**2**	-	**2**	**13.06**	**13.55**	**30.09**	-
Ameris Bank (GA)	Bank	3	-	3	12.15	14.77	11.07	2.79
Capital City Bank (FL)	Bank	4	-	4	8.26	9.25	20.47	9.36

Source: S&P Global: Market share analysis excludes non-retail deposits. [(1)]Lakeland, FL office (Polk County) opened April 16, 2019.
Note: Deposit rankings for 2020 and 2019 and other data in this table are pro forma for all acquisitions announced after June 30, 2020 and up to including the date of this table (September 22, 2020).

Appendix I | PORTFOLIO EXPOSURE RELATED TO COVID-19

PPP: Significant Catalyst for Growth

The PPP program became a significant catalyst for current and future growth. Of the 1,275 PPP loans originated, 602 were to non-clients, 242 of whom have become new clients of the Bank.



1,275
602
242
Existing Client & PPP Recipient
Non-Deposit Client PPP Recipient
New Deposit Client

Combined Round 1 and 2 PPP Loan Originations

PPP Recipients	Round 1	Round 2	Total Loans
Existing Clients	497	176	673
Non-Deposit Client	261	99	360
New Deposit Client	153	89	242
Total	911	364	1,275
PPP Recipients			
Existing Clients	$ 53,689,448	$ 23,481,146	$ 77,170,594
Non-Deposit Client	13,733,005	3,028,245	16,761,250
New Deposit Client	15,424,813	15,176,961	30,601,774
Total	$ 82,847,266	$ 41,686,352	$ 124,533,618

Source: PPP funding data from internal company documents as of 3/31/2021

COVID-19 LOAN MODIFICATIONS

($ in thousands)

Collateral or Loan Type	Number of Loans Modified	Dollar Amount Loans Modified	Average Balance Loans Modified	Interest Only Cumulative 3 Months	Interest Only Cumulative 6-12 Months	Payment Deferral Cumulative 12 Months	Weighted Average LTV Loans Modified	Percent of Total Loan Collateral or Type
1-4 Family Owner-Occupied	1	$ 42	$ 42	$ 42	$ -	$ -	33.0 %	0.4 %
1-4 Family Non-Owner-Occupied	2	1,048	524	1,048	-	-	73.5	9.4
CRE Owner-Occupied	4	3,073	768	-	3,073	-	62.4	27.6
CRE Non-Owner-Occupied	1	6,987	6,987	-	6,987	-	62.4	62.6
Commercial & Industrial	-	-	-	-	-	-	-	-
Construction/Land	-	-	-	-	-	-	-	-
Consumer	-	-	-	-	-	-	-	-
Total	**8**	**$ 11,150**	**$ 1,394**	**$ 1,090**	**$ 10,060**	**$ -**	**-**	**100.0%**

Source: Internal company documents as of 3/31/2021

COVID-19 Loan Modifications – Q over Q

($ in thousands)

Collateral or Loan Type	Number of Loans Modified	Dollar Amount Loans Modified	Average Balance Loans Modified	Interest Only Cumulative 3 Months	Interest Only Cumulative 6-12 Months	Payment Deferral Cumulative 12 Months
1-4 Family Owner-Occupied	-1	$ -1,428	$ 693	$ 42	$ -	$ -1,470
1-4 Family Non-Owner-Occupied	2	1,048	524	1,048	-	-
CRE Owner-Occupied	1	1,887	373	-	1,887	-
CRE Non-Owner-Occupied	1	6,987	6,987	-	6,987	-
Commercial & Industrial	-	0	-	-	-	-
Construction/Land	-1	-711	-711	-	-711	-
Consumer	-	-	-	-	-	-
Total	**2**	**$ 7,783**	**$ 833**	**$ 1,090**	**$ 8,163**	**$ -1,470**

Source: Internal company documents as of 3/31/2021

PRIME MERIDIAN HOLDING COMPANY

Appendix II | TABLES

Reconciliation of Non-GAAP Disclosures

Quarterly Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	1Q'21	4Q'20	3Q'20	2Q'20	1Q'20
Net Income					
Net earnings (GAAP)	$ 2,234	$ 1,541	$ 1,481	$ 720	$ 716
Plus: provision for loan losses	-	365	621	1,227	636
Plus: income taxes	707	394	464	217	220
PTPP net earnings (non-GAAP)	$ 2,941	$ 2,300	$ 2,566	$ 2,164	$ 1,572
Earnings per Share EPS					
Weighted average common shares, diluted	3,125,249	3,119,058	3,117,680	3,116,370	3,185,558
EPS, diluted (GAAP)	$ 0.71	$ 0.50	$ 0.47	$ 0.23	$ 0.22
PTPP EPS, diluted (non-GAAP)	$ 0.94	$ 0.74	$ 0.82	$ 0.69	$ 0.49
Return on Average Assets (ROAA)					
Average assets	$ 674,843	$ 635,127	$ 618,854	$ 616,670	$ 510,233
ROAA (GAAP)	1.32%	0.97%	0.96%	0.47%	0.56%
PTPP ROAA (non-GAAP)	1.74%	1.45%	1.66%	1.40%	1.23%
Return on Average Equity					
Average equity	$ 60,704	$ 59,028	$ 57,679	$ 56,563	$ 56,253
ROAE (GAAP)	14.72%	10.44%	10.27%	5.09%	5.09%
PTPP ROAE (non-GAAP)	19.38%	15.59%	17.80%	15.30%	11.18%

ROAA non-GAAP is calculated as PTPP / Average Assets and then annualized. ROAE non-GAAP is calculated as PTPP / Average Common Equity and then annualized. Source: Internal company documents and documents filed with SEC.

Reconciliation of Non-GAAP Disclosures

Quarterly Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	1Q'21	4Q'20	3Q'20	2Q'20	1Q'20
Adjusted Average Loan Yield:					
Net loans, excluding loans held for sale	$ 480,772	$ 476,661	$ 465,642	$ 442,574	$ 362,436
Less PPP loans	(78,625)	(66,774)	(82,412)	(81,451)	-
Adjusted net loans, excluding loans held for sale and PPP (non-GAAP)	$ 402,147	$ 409,887	$ 383,230	$ 361,123	$ 362,436
Average loans, excluding loans held for sale	$ 484,455	$ 477,570	$ 459,984	$ 427,902	$ 352,921
Less average PPP loans	(70,880)	(77,367)	(82,132)	(62,086)	-
Adjusted average loans, excluding loans held for sale and PPP (non-GAAP)	$ 413,575	$ 400,203	$ 377,852	$ 365,816	$ 352,921
Interest on loans, excluding loans held for sale	5,699	5,445	5,000	4,745	4,363
Less interest income and earned fee income on PPP loans	(1,035)	(803)	(530)	(392)	-
Adjusted interest on loans, excluding loans held for sale and PPP (non-GAAP)	$ 4,664	$ 4,642	$ 4,470	$ 4,353	$ 4,363
Average loan yield, excluding loans held for sale (GAAP)	4.71%	4.56%	4.35%	4.44%	4.95%
Adjusted average loan yield, excluding loans held for sale and PPP (non-GAAP)	4.51%	4.64%	4.73%	4.76%	-

Source: Internal company documents and documents filed with SEC.

STRONG RECORD OF PRE-TAX PRE-PROVISION (PTPP) PERFORMANCE (NON-GAAP)

PTPP Operating Earnings (Non-GAAP, in thousands)



$4,808
$5,853
$5,765
$8,603
$1,572
$2,941
2017
2018
2019
2020
Q1-20
Q1-21

PTPP Earnings Per Share, Fully Diluted (Non-GAAP)



$1.77
$1.87
$1.82
$2.74
$0.49
$0.94
2017
2018
2019
2020
Q1-20
Q1-21

PTPP Return on Average Assets (Non-GAAP) %



1.45
1.54
1.26
1.45
1.23
1.74
2017
2018
2019
2020
Q1-20
Q1-21

PTPP Return On Common Equity (Non-GAAP) %



12.24
12.21
10.84
14.99
11.18
19.38
2017
2018
2019
2020
Q1-20
Q1-21

ROAA non-GAAP is calculated as PTPP / Average Assets. ROTCE non-GAAP is calculated as PTPP before amortization of intangibles (None) / Average Common Equity.
Source: Internal company documents and documents filed with SEC.

Financial Highlights (unaudited)

(dollars in thousands except per share amounts)

	1Q'21	4Q'20	3Q'20	2Q'20	1Q'20
Per Share Data:					
Earnings per common share - Basic	$ 0.72	$ 0.50	$ 0.47	$ 0.23	$ 0.22
Earnings per common share - Diluted	$ 0.71	$ 0.50	$ 0.47	$ 0.23	$ 0.22
Book value per common share	$ 19.56	$ 19.32	$ 18.81	$ 18.30	$ 17.88
Common shares outstanding	3,124,794	3,119,471	3,117,842	3,116,499	3,115,334
Weighted-average basic common shares outstanding	3,123,565	3,119,058	3,117,623	3,116,307	3,183,857
Weighted-average diluted common shares outstanding	3,125,249	3,119,058	3,117,680	3,116,370	3,185,558
Selected Performance Ratios and Other Data:					
Return on average assets(1)	1.32%	0.97%	0.96%	0.47%	0.56%
Return on average equity(1)	14.72	10.44	10.27	5.09	5.09
Average yield on earning assets	3.77	3.84	3.66	3.59	4.17
Net interest margin(2)	3.44	3.43	3.18	3.07	3.42
Efficiency ratio(3)	52.85	60.03	51.72	56.57	65.14
Noninterest expense/average assets(1)	1.95	2.18	1.78	1.83	2.30
Asset Quality Data:					
Nonaccrual loans	$ 797	$ 1,251	$ 1,315	$ 1,756	$ 2,244
Loans 90 days past due + other real estate owned	-	-	234	234	787
Total nonperforming assets	797	1,251	1,549	1,990	3,031
Nonperforming assets / total assets	0.11%	0.19%	0.25%	0.33%	0.57%
Loans 30-89 days past due	$ 1,795	$ 731	$ -	$ 5	$ 3,029
Total loans, net of held-for-sale loans	488,795	483,913	473,089	449,667	366,627
Loans 30-89 days past due / total loans	0.37%	0.15%	0.00%	0.00%	0.83%
Net charge-offs / average loans (1)	-	0.09%	0.03%	0.64%	0.39%
Capital Ratios:					
Tier 1 Leverage Capital Ratio (Company)	9.00%	9.26%	9.24%	9.53%	10.75%
Tier 1 Leverage Capital Ratio (Bank)	9.07	9.09	9.06	8.99	9.33
Common Equity Tier 1 Capital Ratio (Bank)	13.72	13.29	13.79	13.80	12.41
Tier 1 Risk-Based Capital Ratio (Bank)	13.72	13.29	13.79	13.80	12.41
Total Risk-Based Capital Ratio (Bank)	14.98	14.54	15.04	15.05	13.64

(1) Annualized

(2) Net interest margin is net interest income divided by total average interest-earning assets, annualized.

(3) Efficiency Ratio represents noninterest expense divided by the sum of net interest income plus noninterest income.

Condensed Consolidated Statements of Earnings (unaudited)

(in thousands except per share amounts)

	Three Months Ended March 31,	
	2021	2020
	Unaudited	
Interest income:		
Loans	$ 5,805	$ 4,429
Securities	249	384
Other	49	232
Total interest income	6,103	5,045
Interest expense:		
Deposits	537	899
Other borrowings	-	3
Total interest expense	537	902
Net interest income	5,566	4,143
Provision for loan losses	-	636
Net interest income after provision for loan losses	5,566	3,507
Noninterest income:		
Service charges and fees on deposit accounts	53	64
Debit card/ATM revenue, net	109	81
Mortgage banking revenue, net	301	148
Income from bank-owned life insurance	63	40
Gain on sale of securities available for sale	108	-
Other income	38	34
Total noninterest income	672	367
Noninterest expense:		
Salaries and employee benefits	1,852	1,618
Occupancy and equipment	386	338
Professional fees	130	91
Marketing	140	201
FDIC assessment	70	52
Software maintenance, amortization and other	250	193
Other	469	445
Total noninterest expense	3,297	2,938
Earnings before income taxes	2,941	936
Income taxes	707	220
Net earnings	$ 2,234	$ 716
Earnings per common share:		
Basic	$ 0.72	$ 0.22
Diluted	0.71	0.22
Cash dividends per common share (1)	0.14	0.12

(1) Annual cash dividends were paid during the first quarters of 2020 and 2021.

Condensed Consolidated Balance Sheets

(in thousands)

	1Q'21 (Unaudited)	4Q'20 (Audited)	3Q'20 (Unaudited)	2Q'20 (Unaudited)	1Q'20 (Unaudited)
Assets					
Cash & cash equivalents	$ 141,787	$ 68,985	$ 56,004	$ 62,307	$ 72,677
Debt securities available for sale	58,915	61,879	61,060	66,898	70,976
Loans, held for sale	12,532	13,593	14,900	8,949	8,946
Loans, net	480,772	476,661	465,642	442,574	362,436
Federal Home Loan Bank stock	366	493	493	493	493
Premises & equipment, net	8,200	8,248	8,210	8,187	8,072
Right of use lease asset	3,415	3,466	3,517	3,568	3,619
Accrued interest receivable	1,797	1,960	1,879	1,723	1,273
Bank-owned life insurance	10,748	10,685	6,621	6,581	6,541
Other real estate owned	-	-	234	234	234
Other assets	2,371	1,324	2,103	658	850
Total Assets	$ 720,903	$ 647,294	$ 620,663	$ 602,172	$ 536,117
Liabilities and Stockholders' Equity					
Liabilities:					
Noninterest-bearing demand deposits	$ 193,061	$ 162,013	$ 150,494	$ 146,542	$ 106,176
Savings, NOW and money-market deposits	406,413	362,147	340,931	323,523	297,991
Time deposits	51,955	56,432	63,822	66,449	70,116
Total Deposits	651,429	580,592	555,247	536,514	474,283
Other borrowings	750	-	-	-	-
Official checks	1,257	1,109	1,577	3,373	1,391
Operating lease liability	3,535	3,580	3,625	3,669	3,714
Other liabilities	2,803	1,758	1,563	1,584	1,038
Total Liabilities	659,774	587,039	562,012	545,140	480,426
Total Stockholders' Equity	61,129	60,255	58,651	57,032	55,691
Total Liabilities and Stockholders' Equity	$ 720,903	$ 647,294	$ 620,663	$ 602,172	$ 536,117

Earnings Average Balance Sheets

(dollars in thousands)

	1Q'21			4Q'20			1Q'20		
	Average Balance	Interest and Dividends	Yield/ Rate(5)	Average Balance	Interest and Dividends	Yield/ Rate(5)	Average Balance	Interest and Dividends	Yield/ Rate(5)
Interest-earning assets:									
Loans(1)	$ 484,455	$ 5,699	4.71%	$ 477,570	$ 5,445	4.56%	$ 352,421	$ 4,363	4.95%
Loans held for sale	13,370	106	3.17	11,788	96	3.26	6,051	66	4.36
Debt securities available for sale	59,629	249	1.67	60,774	270	1.78	63,583	384	2.42
Other(2)	89,646	49	0.22	59,366	39	0.26	62,157	232	1.49
Total interest-earning assets	647,100	$ 6,103	3.77%	609,498	$ 5,850	3.84%	484,212	$ 5,045	4.17%
Noninterest-earning assets	27,743			25,629			26,021		
Total assets	$ 674,843			$ 635,127			$ 510,233		
Interest-bearing liabilities:									
Savings, NOW and money-market deposits	$ 379,031	$ 401	0.42%	$ 349,699	$ 396	0.45%	$ 277,254	$ 544	0.78%
Time deposits	54,456	136	1.00	61,199	232	1.52	69,906	355	2.03
Total interest-bearing deposits	433,487	537	0.50	410,898	628	0.61	347,160	899	1.04
Other borrowings	17	-	-	-	-	-	1,273	3	0.94
Total interest-bearing liabilities	433,504	$ 537	0.50%	410,898	$ 628	0.61%	348,433	$ 902	1.04%
Noninterest-bearing deposits	173,997			158,829			99,857		
Noninterest-bearing liabilities	6,638			6,372			5,690		
Stockholders' equity	60,704			59,028			56,253		
Total liabilities and stockholders' equity	$ 674,843			$ 635,127			$ 510,233		
Net earning assets	$ 213,596			$ 198,600			$ 135,779		
Net interest income		$ 5,566			$ 5,222			$ 4,143	
Interest rate spread (3)			3.27%			3.23%			3.13%
Net interest margin (4)			3.44%			3.43%			3.42%

(1) Includes nonaccrual loans
(2) Other interest-earning assets include federal funds sold, interest-bearing deposits and Federal Home Loan Bank stock.
(3) Interest rate spread is the difference between the total interest-earning asset yield and the rate paid on total interest-bearing liabilities.
(4) Net interest margin is net interest income divided by total average interest-earning assets, annualized.
(5) Annualized